Exhibit 10.1
AMENDMENT NO. 1 AND JOINDER AGREEMENT TO SECOND AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT
originally dated as of February 21, 2008 by and among
ENSIGN SAN DIMAS LLC, a Nevada limited liability company, AVENUES HEALTHCARE, INC., a Nevada corporation, CITY HEIGHTS HEALTH ASSOCIATES LLC, a Nevada limited liability company, ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC., a Nevada corporation, DOWNEY COMMUNITY CARE LLC, a Nevada limited liability company, REDBROOK HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, CAMARILLO COMMUNITY CARE, INC., a Nevada corporation, RICHMOND SENIOR SERVICES, INC., a Nevada corporation, CARROLLTON HEIGHTS HEALTHCARE, INC., a Nevada corporation, CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC, a Nevada limited liability company, BERNARDO HEIGHTS HEALTHCARE, INC., a Nevada corporation, PRESIDIO HEALTH ASSOCIATES LLC, a Nevada limited liability company, ENSIGN CLOVERDALE LLC, a Nevada limited liability company, NORTH MOUNTAIN HEALTHCARE LLC, a Nevada limited liability company, GLENDALE HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, 24TH STREET HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, SOUTH VALLEY HEALTHCARE, INC., a Nevada corporation, SUNLAND HEALTH ASSOCIATES LLC, a Nevada limited liability company, LYNNWOOD HEALTH SERVICES, INC., a Nevada corporation, C STREET HEALTH ASSOCIATES LLC, a Nevada limited liability company, HIGHLAND HEALTHCARE LLC, a Nevada limited liability company, OLYMPUS HEALTH, INC., a Nevada corporation, GRAND VILLA PHX, INC., a Nevada corporation, LEMON GROVE HEALTH ASSOCIATES LLC, a Nevada limited liability company, RAMON HEALTHCARE ASSOC, INC., a Nevada corporation, WASHINGTON HEIGHTS HEALTHCARE, INC., a Nevada corporation, RADIANT HILLS HEALTH ASSOCIATES LLC, a Nevada limited liability company, NORTHERN OAKS HEALTHCARE, INC., a Nevada corporation, ENSIGN WILLITS LLC, a Nevada limited liability company, RENEWCARE OF SCOTTSDALE, INC., a Nevada corporation, HOQUIAM HEALTHCARE, INC., a Nevada corporation, GATE THREE HEALTHCARE LLC, a Nevada limited liability company, WEST ESCONDIDO HEALTHCARE LLC, a Nevada limited liability company, ENSIGN PANORAMA LLC, a Nevada limited liability company, MANOR PARK HEALTHCARE LLC, a Nevada limited liability company, ENSIGN MONTGOMERY LLC, a Nevada limited liability company, POCATELLO HEALTH SERVICES, INC., a Nevada corporation, ENSIGN PALM I LLC, a Nevada limited liability company, BELL VILLA CARE ASSOCIATES LLC, a Nevada limited liability company, ENSIGN WHITTIER WEST LLC, a Nevada limited liability company, ENSIGN SABINO LLC, a Nevada limited liability company, SALADO CREEK SENIOR CARE, INC., a Nevada corporation, HB HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, ROSE PARK HEALTHCARE ASSOCIATES, INC., a Nevada corporation, ENSIGN SONOMA LLC, a Nevada limited liability company, SOUTHLAND MANAGEMENT LLC, a Nevada limited liability company, ENSIGN SANTA ROSA LLC, a Nevada limited liability company, LIVINGSTON CARE ASSOCIATES, INC., a Nevada corporation, ENSIGN PLEASANTON LLC, a Nevada limited liability company, UPLAND COMMUNITY CARE, INC., a Nevada corporation, MCALLEN COMMUNITY HEALTHCARE, INC., a Nevada corporation, VICTORIA VENTURA HEALTHCARE LLC, a Nevada limited liability company, COSTA VICTORIA HEALTHCARE LLC, a Nevada limited liability company, VISTA WOODS HEALTH ASSOCIATES LLC, a Nevada limited liability company, PARK WAVERLY HEALTHCARE LLC, a Nevada limited liability company, WELLINGTON HEALTHCARE, INC., a Nevada corporation, ENSIGN WHITTIER EAST LLC, a Nevada limited liability company, and TOWN EAST HEALTHCARE, INC., a Nevada corporation, (each a “Borrower” and collectively the “Borrowers” ),
THE ENSIGN GROUP, INC., a Delaware corporation (“Ensign”),
i.
and
GENERAL ELECTRIC CAPITAL CORPORATION
(“Lender”)
Amended as of February 4, 2009

AMENDMENT NO. 1 AND JOINDER AGREEMENT TO SECOND AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT
THIS AMENDMENT NO. 1 AND JOINDER AGREEMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of this 4th day of February, 2009 (the “Effective Date”), by and among ENSIGN SAN DIMAS LLC, a Nevada limited liability company, AVENUES HEALTHCARE, INC., a Nevada corporation, CITY HEIGHTS HEALTH ASSOCIATES LLC, a Nevada limited liability company, ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC., a Nevada corporation, DOWNEY COMMUNITY CARE LLC, a Nevada limited liability company, REDBROOK HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, CAMARILLO COMMUNITY CARE, INC., a Nevada corporation, RICHMOND SENIOR SERVICES, INC., a Nevada corporation, CARROLLTON HEIGHTS HEALTHCARE, INC., a Nevada corporation, CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC, a Nevada limited liability company, BERNARDO HEIGHTS HEALTHCARE, INC., a Nevada corporation, PRESIDIO HEALTH ASSOCIATES LLC, a Nevada limited liability company, ENSIGN CLOVERDALE LLC, a Nevada limited liability company, NORTH MOUNTAIN HEALTHCARE LLC, a Nevada limited liability company, GLENDALE HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, 24TH STREET HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, SOUTH VALLEY HEALTHCARE, INC., a Nevada corporation, SUNLAND HEALTH ASSOCIATES LLC, a Nevada limited liability company, LYNNWOOD HEALTH SERVICES, INC., a Nevada corporation, C STREET HEALTH ASSOCIATES LLC, a Nevada limited liability company, HIGHLAND HEALTHCARE LLC, a Nevada limited liability company, OLYMPUS HEALTH, INC., a Nevada corporation, GRAND VILLA PHX, INC., a Nevada corporation, LEMON GROVE HEALTH ASSOCIATES LLC, a Nevada limited liability company, RAMON HEALTHCARE ASSOC, INC., a Nevada corporation, WASHINGTON HEIGHTS HEALTHCARE, INC., a Nevada corporation, RADIANT HILLS HEALTH ASSOCIATES LLC, a Nevada limited liability company, NORTHERN OAKS HEALTHCARE, INC., a Nevada corporation, ENSIGN WILLITS LLC, a Nevada limited liability company, RENEWCARE OF SCOTTSDALE, INC., a Nevada corporation, HOQUIAM HEALTHCARE, INC., a Nevada corporation, GATE THREE HEALTHCARE LLC, a Nevada limited liability company, WEST ESCONDIDO HEALTHCARE LLC, a Nevada limited liability company, ENSIGN PANORAMA LLC, a Nevada limited liability company, MANOR PARK HEALTHCARE LLC, a Nevada limited liability company, ENSIGN MONTGOMERY LLC, a Nevada limited liability company, POCATELLO HEALTH SERVICES, INC., a Nevada corporation, ENSIGN PALM I LLC, a Nevada limited liability company, BELL VILLA CARE ASSOCIATES LLC, a Nevada limited liability company, ENSIGN WHITTIER WEST LLC, a Nevada limited liability company, ENSIGN SABINO LLC, a Nevada limited liability company, SALADO CREEK SENIOR CARE, INC., a Nevada corporation, HB HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, ROSE PARK HEALTHCARE ASSOCIATES, INC., a Nevada corporation, ENSIGN SONOMA LLC, a Nevada limited liability company, SOUTHLAND MANAGEMENT LLC, a Nevada limited liability company, ENSIGN SANTA ROSA LLC, a Nevada limited liability company, LIVINGSTON CARE ASSOCIATES, INC., a Nevada corporation, ENSIGN PLEASANTON LLC, a Nevada limited liability company, UPLAND COMMUNITY CARE, INC., a Nevada corporation, MCALLEN COMMUNITY HEALTHCARE, INC., a Nevada corporation, VICTORIA VENTURA HEALTHCARE LLC, a Nevada limited liability company, COSTA VICTORIA HEALTHCARE LLC, a Nevada limited liability company, VISTA WOODS HEALTH ASSOCIATES LLC, a Nevada limited liability company, PARK WAVERLY HEALTHCARE LLC, a Nevada limited liability company, WELLINGTON HEALTHCARE, INC., a Nevada corporation, ENSIGN WHITTIER EAST LLC, a Nevada limited liability company, and TOWN EAST HEALTHCARE, INC., a Nevada corporation, (each a “Borrower” and collectively the “Borrowers”), THE ENSIGN GROUP, INC., a Delaware corporation (“Ensign”), (each a “Borrower” and collectively the “Borrowers”), HUENEME HEALTHCARE, INC., a Nevada corporation, PINEY LUFKIN HEALTHCARE, INC., a Nevada corporation and BAYSHORE HEALTHCARE, INC., a Nevada corporation (each, a “New Operating Company” and collectively the “New Operating Companies”) and GENERAL ELECTRIC CAPITAL CORPORATION, as Lender.

RECITALS
A. Pursuant to that certain Second Amended and Restated Loan and Security Agreement dated as of February 21, 2008 by and between Borrowers, Ensign, the other parties thereto and Lender (as amended, modified and restated from time to time, the “Loan Agreement”), the parties have established certain financing arrangements that allow funds to be borrowed from Lender in accordance with the terms and conditions set forth in the Loan Agreement.
B. The parties now desire to amend the Loan Agreement in accordance with the terms and conditions set forth below and to add as new Borrower certain New Operating Companies that are party to this Amendment.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed to the following amendments to the Loan Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.
1. Amendments to Loan Agreement.
(a) Section 1.1 of the Loan Agreement is hereby amended by inserting in proper alphabetical order the following new definitions:
““Borrower” means any Closing Date Borrower, any New Operating Company that has executed a Joinder Agreement or any New Operating Company that is party to the First Amendment.”
““First Amendment” means that certain Amendment No. 1 and Joinder Agreement to this Agreement dated as of February 4, 2009 by and among Borrowers, certain other parties thereto and Lender.”
““First Amendment Effective Date” means February 4, 2009.”
““Restricted Collateral Reserve” means that certain Reserve in the initial amount of $6,000,000 established by Lender in its reasonable credit judgment pursuant to the First Amendment and in accordance with Section 2.1(e), which may be reduced by Lender in its reasonable credit judgment from time to time upon receipt of additional information with respect to developments in the investigation by the United States Attorney for the Central District of California described on Schedules 4.5 and 4.13 to this Agreement.”
(b) Section 2.1(d) of the Loan Agreement is hereby amended by deleting the first sentence of Section 2.1(d) and by inserting in lieu thereof the following:
“Subject to the terms and conditions of this Agreement, advances under the Loan shall be made against a borrowing base equal to (a) eighty-five percent (85%) of Qualified Accounts due and owing from any Medicaid/Medicare, Insurer or other Account Debtor minus (b) for all periods from and after the First Amendment Effective Date through the earlier of (i) the date of which Lender has received evidence in form and substance satisfactory to Lender of a resolution satisfactory to Lender of the investigation by the United States Attorney for the Central District of California described on Schedules 4.5 and 4.13 to this Agreement and (ii) the date on which Lender sends notice to Borrowers of elimination of the Restricted Collateral Reserve in its entirety, the Restricted Collateral Reserve applicable at such time (the “Borrowing Base”).”
2. Joinder. The New Operating Companies hereby join the Loan Agreement (as amended by this Amendment) each as a Borrower thereunder and agree to be bound by all of the terms thereof, and shall be as if New Operating Company were an original signatory thereto. The New Operating Companies hereby assume all of the obligations of a Borrower under the Loan Agreement and this Amendment and ratify and affirm as of the date hereof each and every term, representation, warranty, covenant and condition set forth in the Loan Agreement and this Amendment and agree to be bound by all of the terms, provisions and conditions contained in the Loan Agreement and this Amendment applicable to a Borrower. Each reference to a “Borrower” in the Loan Agreement or any other Loan Document shall be deemed to include the New Operating Companies signatory hereto.

3. Confirmation. Each of the undersigned Closing Date Borrowers and Guarantors hereby acknowledges, consents and agrees to the terms of the foregoing joinder of the New Operating Companies to the Loan Agreement and this Amendment set forth in Section 2 of this Amendment and agrees and confirms that its obligations under each Loan Document to which it is a party (including without limitation the provisions of any Guaranty Agreement in the case of each Guarantor) will continue in full force and effect after giving effect to such joinder, and nothing in such joinder or this Amendment shall be deemed to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of Lender’s security interests in, security titles to or other liens on any Collateral.
4. Confirmation of Representations and Warranties. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct, and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity, except as identified in Schedule 1.39 and Schedule 4.19 to the Loan Agreement, and as otherwise permitted pursuant to the Loan Agreement.
5. Effective Date. This Amendment shall be effective upon Lender’s receipt of, in each case in form and substance satisfactory to Lender:
(a) this Amendment executed by a duly authorized member and/or officer of each Closing Date Borrower, each New Operating Company and each Guarantor;
(b) updated Schedules to the Loan Agreement with respect to the New Operating Companies. Each Borrower hereby represents and warrants that the information set forth on the attached Schedules is true and correct as of the date of this Amendment. The attached Schedules are hereby incorporated into the Loan Agreement as if originally set forth therein;
(c) all searches and good standing certificates required by Lender for the New Operating Companies, if any;
(d) copies of all resolutions of each New Operating Company’s board of directors and other action taken by each New Operating Company to authorize the execution, delivery and performance of the Loan Documents, as well as the names and signatures of the officers of each New Operating Company authorized to execute documents on its behalf in connection with the Loan, all as also certified as of the date of this Amendment by such New Operating Company’s officer, or equivalent, and such other papers as Lender may require;
(e) copies, certified as true, correct and complete by a corporate officer of each New Operating Company, of the certificate of incorporation of each New Operating Company, with any amendments to any of the foregoing, and all other documents necessary for performance of the obligations of the New Operating Companies under this Amendment and the other Loan Documents;
(f) Lender shall have completed its legal due diligence review of the New Operating Companies;
(g) evidence that the Lockboxes, Lockbox Accounts and the Concentration Account have been established for each New Operating Company and Lockbox Agreements (or amendments to existing Lockbox Agreements, to the extent applicable) entered into with the Lockbox Bank;
(h) evidence of updated or appropriate insurance for the New Operating Companies;
(i) landlord waivers in each case in form and substance satisfactory to Lender in its commercially reasonable discretion from each New Operating Company’s landlord or sublandlord, as the case may be, with respect to each of the facilities identified on Schedule 4.15 attached to this Amendment; and
(j) Lender shall have received an opinion from legal counsel to the New Operating Companies, in form and substance, as required by Lender in its sole discretion.

6. Fees and Expenses. Borrower shall be responsible for the payment of all costs and expenses incurred by Lender in connection with the preparation of this Amendment including any and all fees and expenses of Lender’s in-house counsel.
7. Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower and is enforceable against each such Borrower in accordance with its terms.
8. Reference to the Effect on the Loan Agreement.
(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.
(b) Except as specifically amended above, the Loan Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.
(d) This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Loan Agreement.
9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any otherwise applicable principles of conflicts of laws.
10. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
11. Counterparts. This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this Amendment to be executed as of the date first written above.

LENDER: GENERAL ELECTRIC CAPITAL CORPORATION a Delaware corporation
By:	/s/ Jeffrey P. Hoffman
	Name:	Jeffrey P. Hoffman
	Title:	Duly Authorized Signatory
AMENDMENT NO. 1 & JOINDER AGREEMENT
SIGNATURE PAGE

CLOSING DATE BORROWERS:
ENSIGN WHITTIER WEST LLC
ENSIGN WHITTIER EAST LLC
ENSIGN PANORAMA LLC
LEMON GROVE HEALTH ASSOCIATES LLC
BELL VILLA CARE ASSOCIATES LLC
DOWNEY COMMUNITY CARE LLC
COSTA VICTORIA HEALTHCARE LLC
WEST ESCONDIDO HEALTHCARE LLC
HB HEALTHCARE ASSOCIATES LLC
VISTA WOODS HEALTH ASSOCIATES LLC
CITY HEIGHTS HEALTH ASSOCIATES LLC
C STREET HEALTH ASSOCIATES LLC
VICTORIA VENTURA HEALTH CARE LLC
GATE THREE HEALTHCARE LLC
SOUTHLAND MANAGEMENT LLC
MANOR PARK HEALTHCARE LLC
each, a Nevada limited liability company

ATTEST/WITNESS:		By:	The Flagstone Group, Inc.
Its Sole Member

By:	/s/ Soon Burnam	By:	/s/ Beverly Wittekind
	Soon Burnam		Name: Beverly Wittekind
	Treasurer		Title: Secretary
ENSIGN SANTA ROSA LLC
ENSIGN MONTGOMERY LLC
ENSIGN CLOVERDALE LLC
ENSIGN SONOMA LLC
ENSIGN WILLITS LLC
ENSIGN PLEASANTON LLC
each, a Nevada limited liability company

ATTEST/WITNESS:		By:	Northern Pioneer Healthcare, Inc.
Its Sole Member

By:	/s/ Soon Burnam	By:	/s/ Cory E. Monette
	Soon Burnam		Name: Cory E. Monette
	Treasurer		Title: President
[SIGNATURES CONTINUE ON FOLLOWING PAGES]
AMENDMENT NO. 1 & JOINDER AGREEMENT
SIGNATURE PAGE

ENSIGN SAN DIMAS LLC
ENSIGN PALM I LLC
REDBROOK HEALTHCARE ASSOCIATES LLC
CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC
each, a Nevada limited liability company

ATTEST/WITNESS:		By:	Touchstone Care, Inc.
Its Sole Member

By:	/s/ Soon Burnam	By:	/s/ John Albrechtsen
	Soon Burnam		Name: John Albrechtsen
	Treasurer		Title: President
ENSIGN SABINO LLC
24TH STREET HEALTHCARE ASSOCIATES LLC
GLENDALE HEALTHCARE ASSOCIATES LLC
PRESIDIO HEALTH ASSOCIATES LLC
NORTH MOUNTAIN HEALTHCARE LLC
PARK WAVERLY HEALTHCARE LLC
SUNLAND HEALTH ASSOCIATES LLC
RADIANT HILLS HEALTH ASSOCIATES LLC
HIGHLAND HEALTHCARE LLC
each, a Nevada limited liability company

ATTEST/WITNESS:		By:	Bandera Healthcare, Inc.
Its Sole Member

By:	/s/ Soon Burnam	By:	/s/ Michael C. Dalton
	Soon Burnam		Name: Michael C. Dalton
	Treasurer		Title: President
[SIGNATURES CONTINUE ON FOLLOWING PAGE]
AMENDMENT NO. 1 & JOINDER AGREEMENT
SIGNATURE PAGE

ATLANTIC MEMORIAL HEALTHCARE
ASSOCIATES, INC.
AVENUES HEALTHCARE, INC.
BERNARDO HEIGHTS HEALTHCARE, INC.
CAMARILLO COMMUNITY CARE, INC.
CARROLLTON HEIGHTS HEALTHCARE, INC.
GRAND VILLA PHX, INC.
HOQUIAM HEALTHCARE, INC.
LIVINGSTON CARE ASSOCIATES, INC.
LYNNWOOD HEALTH SERVICES, INC.
MCALLEN COMMUNITY HEALTHCARE, INC.
NORTHERN OAKS HEALTHCARE, INC.
OLYMPUS HEALTH, INC.
POCATELLO HEALTH SERVICES, INC.
RAMON HEALTHCARE ASSOC, INC.
RENEWCARE OF SCOTTSDALE, INC.
RICHMOND SENIOR SERVICES, INC.
ROSE PARK HEALTHCARE ASSOCIATES, INC.
SALADO CREEK SENIOR CARE, INC.
SOUTH VALLEY HEALTHCARE, INC.
TOWN EAST HEALTHCARE, INC.
UPLAND COMMUNITY CARE, INC.
WASHINGTON HEIGHTS HEALTHCARE, INC.
WELLINGTON HEALTHCARE, INC.
each, a Nevada corporation

ATTEST/WITNESS:

By:	/s/ Soon Burnam	By:	/s/ Beverly Wittekind
	Soon Burnam		Name: Beverly Wittekind
Title: Secretary
[SIGNATURES CONTINUE ON FOLLOWING PAGE]
AMENDMENT NO. 1 & JOINDER AGREEMENT
SIGNATURE PAGE

NEW OPERATING COMPANIES: HUENEME HEALTHCARE, INC., a Nevada corporation
By:	/s/ Beverly Wittekind
	Name:	Beverly Wittekind
	Title:	Secretary

PINEY LUFKIN HEALTHCARE, INC., a Nevada corporation
By:	/s/ Beverly Wittekind
	Name:	Beverly Wittekind
	Title:	Secretary

BAYSHORE HEALTHCARE, INC., a Nevada corporation
By:	/s/ Beverly Wittekind
	Name:	Beverly Wittekind
	Title:	Secretary
[SIGNATURES CONTINUE ON FOLLOWING PAGE]
AMENDMENT NO. 1 & JOINDER AGREEMENT
SIGNATURE PAGE

GUARANTORS:

THE ENSIGN GROUP, INC.,
a Delaware corporation

ATTEST/WITNESS:		By:	/s/ Christopher R. Christensen
Name: Christopher R. Christensen
By:	/s/ Gregory Stapley		Title: President
Gregory Stapley
Secretary

THE FLAGSTONE GROUP, INC.,
a Nevada corporation

ATTEST/WITNESS:		By:	/s/ Beverly Wittekind
Name: Beverly Wittekind
By:	/s/ Soon Burnam		Title: Secretary
Soon Burnam
Treasurer

BANDERA HEALTHCARE, INC.,
a Nevada corporation

ATTEST/WITNESS:		By:	/s/ Michael C. Dalton
Name: Michael C. Dalton
By:	/s/ Soon Burnam		Title: President
Soon Burnam
Treasurer

MILESTONE HEALTHCARE, INC.,
a Nevada corporation

ATTEST/WITNESS:		By:	/s/ Beverly Wittekind
Name: Beverly Wittekind
By:	/s/ Soon Burnam		Title: Secretary

Soon Burnam
Treasurer
[SIGNATURES CONTINUE ON FOLLOWING PAGE]
AMENDMENT NO. 1 & JOINDER AGREEMENT
SIGNATURE PAGE

KEYSTONE CARE, INC.,
a Nevada corporation

ATTEST/WITNESS:		By:	/s/ Barry Port
Name: Barry Port
By:	/s/ Soon Burnam		Title: President

Soon Burnam
Treasurer

NORTHERN PIONEER HEALTHCARE, INC.,
a Nevada corporation

ATTEST/WITNESS:		By:	/s/ Cory E. Monette
Name: Cory E. Monette
By:	/s/ Soon Burnam		Title: President

Soon Burnam
Treasurer

TOUCHSTONE CARE, INC.,
a Nevada corporation

ATTEST/WITNESS:		By:	/s/ John Albrechtsen
Name: John Albrechtsen
By:	/s/ Soon Burnam		Title: President

Soon Burnam
Treasurer
AMENDMENT NO. 1 & JOINDER AGREEMENT
SIGNATURE PAGE

LIST OF SCHEDULES
(NEW OPERATING COMPANIES)

Schedule 1.39	-	Permitted Liens

Schedule 4.1	-	Subsidiaries

Schedule 4.5	-	Litigation

Schedule 4.13	-	Non-Compliance with Law

Schedule 4.14	-	Environmental Matters

Schedule 4.15	-	Places of Business with patient census

Schedule 4.16	-	Licenses

Schedule 4.17	-	Stock Ownership

Schedule 4.19	-	Borrowings and Guarantees

Schedule 4.21	-	Trade Names

Schedule 4.22	-	Joint Ventures

Schedule 7.12	-	Transactions with Affiliate